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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2001

                              --------------------

                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                     0-10068                      76-0566682
(State or other jurisdiction    (Commission File               (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)

                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On November 14, 2001, ICO, Inc. issued a press release announcing that its Board of Directors had reset the record date for its annual meeting of shareholders to be held on January 31, 2002. The revised record date is December 3, 2001. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  Not applicable.

         (c)      Exhibits

         Exhibit               Description
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          99.1                 Press Release dated November 14, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ICO, INC.

Date:  November 15, 2001

                                By:    /s/ Christopher N. O'Sullivan
                                    --------------------------------------------
                                Name:  Christopher N. O'Sullivan
                                Title: Vice Chairman and Chief Financial Officer


                                By:    /s/ Jon C. Biro
                                   ---------------------------------------------
                                Name:  Jon C. Biro
                                Title: Senior Vice President, Chief Accounting
                                       Officer and Treasurer






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                                 EXHIBIT INDEX


 EXHIBIT
 NUMBER              DESCRIPTION
 -------             -----------

   99.1           -- Press Release dated November 14, 2001.